Long-Term Debt, net	6 Months Ended
Jun. 30, 2023
Long-Term Debt, net

8     Long-Term Debt, net

Long-term debt, net consisted of the following (in thousands):

	Balance as of	Balance as of
Credit Facility	June 30, 2023	December 31, 2022
BNP Paribas/Credit Agricole $130 mil. Facility	$110,000	$120,000
Alpha Bank $55.25 mil. Facility	51,500	55,250
Citibank $382.5 mil. Revolving Credit Facility	—	—
Senior unsecured notes	262,766	262,766
Total long-term debt	$424,266	$438,016
Less: Deferred finance costs, net	(7,202)	(8,076)
Less: Current portion	(27,500)	(27,500)
Total long-term debt net of current portion and deferred finance cost	$389,564	$402,440

In June 2022, the Company drew down $130.0 million of senior secured term loan facility from BNP Paribas and Credit Agricole, which is secured by six 5,466 TEU sister vessels acquired in 2021. This facility is repayable in eight quarterly instalments of $5.0 million, twelve quarterly instalments of $1.9 million together with a balloon payment of $67.2 million payable over five-year term. The facility bears interest at SOFR plus a margin of 2.16% as adjusted by the sustainability margin adjustment.

In the three months ended June 30, 2022, the Company early extinguished certain loan facilities resulting in a total gain on debt extinguishment of $22.9 million, which is separately presented in the consolidated statement of income. In December 2022, the Company early extinguished the remaining $437.75 million of the Citibank/Natwest $815 mil. Facility and replaced it with Citibank of up to $382.5 mil. Revolving Credit Facility, out of which nil is drawn down as of June 30, 2023 and with Alpha Bank $55.25 mil. Facility, which was drawn down in full. Citibank $382.5 mil. Revolving Credit Facility is reducing and repayable over 5 years in 20 quarterly reductions of $11.25 million each together with a final reduction of $157.5 million at maturity in December 2027. This facility bears interest at SOFR plus a margin of 2.0% and commitment fee of 0.8% on any undrawn amount and is secured by sixteen of the Company’s vessels. Alpha Bank $55.25 mil. Facility is repayable over 5 years with 20 consecutive quarterly instalments of $1.875 million each, together with a balloon payment of $17.75 million at maturity in December 2027. This facility bears interest at SOFR plus a margin of 2.3% and is secured by two of the Company’s vessels.

8    Long-Term Debt, net (Continued)

The Company incurred interest expense amounting to $18.5 million (including interest on leaseback obligations), out of which $7.2 million was capitalized in the six months ended June 30, 2023 compared to $27.4 million of interest expense incurred (including interest on leaseback obligations), out of which $0.7 million was capitalized in the six months ended June 30, 2022. As of June 30, 2023, there was a $360.0 million remaining borrowing availability under the Company’s Citibank $382.5 mil. Revolving Credit Facility. Twenty-four of the Company’s vessels having a net carrying value of $1,556.3 million as of June 30, 2023, were subject to first preferred mortgages as collateral to the Company’s credit facilities other than its senior unsecured notes.

On February 11, 2021, the Company issued in a private placement, $300.0 million aggregate principal amount of senior unsecured notes, which bear interest at a fixed rate of 8.50% per annum and mature on March 1, 2028. At any time on or after March 1, 2024, March 1, 2025 and March 1, 2026 the Company may elect to redeem all or any portion of the notes, respectively, at a price equal to 104.25%, 102.125% and 100%, respectively, of the principal amount being redeemed. Prior to March 1, 2024 the Company may redeem up to 35% of the aggregate principal of the notes from equity offering proceeds at a price equal to 108.50% within 90 days after the equity offering closing. In December 2022, the Company repurchased $37.2 million aggregate principal amount of its unsecured senior notes in a privately negotiated transaction. Interest payments on the notes are payable semi-annually commencing on September 1, 2021. $9.0 million of bond issuance costs were deferred over the life of the bond and recognized through the effective interest method.

The scheduled debt maturities of long-term debt subsequent to June 30, 2023 are as follows (in thousands):

Principal
Payments due by period ended	repayments
June 30, 2024	$27,500
June 30, 2025	15,100
June 30, 2026	15,100
June 30, 2027	82,300
March 2028	284,266
Total long-term debt	$424,266

Alpha Bank $55.25 mil. Facility and Citibank $382.5 mil. Revolving Credit Facility contain a requirement to maintain minimum fair market value of collateral vessels to loan value coverage of 120% and the BNP Paribas/Credit Agricole $130 mil. Facility of 125%. Additionally, these facilities require to maintain the following financial covenants:

(i)	minimum liquidity of $30.0 million;
(ii)	maximum consolidated debt (less cash and cash equivalents) to consolidated EBITDA ratio of 6.5x; and
(iii)	minimum consolidated EBITDA to net interest expense ratio of 2.5x.

Each of the credit facilities except for senior unsecured notes are collateralized by first preferred mortgages over the vessels financed, general assignment of all hire freights, income and earnings, the assignment of their insurance policies, as well as any proceeds from the sale of mortgaged vessels, stock pledges and benefits from corporate guarantees. The Company was in compliance with the financial covenants contained in the credit facilities agreements as of June 30, 2023 and December 31, 2022.